Capital adequacy (Details) - CHF (SFr) SFr in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Swiss capital
Swiss CET1 capital	SFr 36,740	SFr 35,719
Going concern capital	52,691	49,443
Gone concern capital	38,576	35,678
Total loss-absorbing capacity (TLAC)	91,267	85,121
Swiss risk-weighted assets and leverage exposure
Swiss risk-weighted assets	291,282	285,193
Leverage exposure	SFr 909,994	SFr 881,386
Swiss capital ratios
Swiss CET1 ratio	12.60%	12.50%
Going concern capital ratio	18.10%	17.30%
Gone concern capital ratio	13.20%	12.50%
TLAC ratio	31.30%	29.80%
Swiss leverage ratios
Swiss CET1 leverage ratio	4.00%	4.10%
Going concern leverage ratio	5.80%	5.60%
Gone concern leverage ratio	4.20%	4.00%
TLAC leverage ratio	10.00%	9.70%
Capital ratio requirements %
Swiss CET1 ratio requirement	9.68%	9.46%
Going concern capital ratio requirement	13.58%	12.86%
Gone concern capital ratio requirement	11.60%	8.90%
TLAC ratio requirement	25.18%	21.76%
Leverage ratio requirements %
Swiss CET1 leverage ratio requirement	3.20%	2.90%
Going concern leverage ratio requirement	4.50%	4.00%
Gone concern leverage ratio requirement	4.00%	3.00%
TLAC leverage ratio requirement	8.50%	7.00%
Description of Other Regulatory Limitations	Certain of the Group's subsidiaries are subject to legal restrictions governing the amount of dividends they can pay (for example, pursuant to corporate law as defined by the Swiss Code of Obligations). Under the Swiss Code of Obligations, dividends may be paid out only if and to the extent the corporation has distributable profits from previous business years, or if the free reserves of the corporation are sufficient to allow distribution of a dividend. In addition, at least 5% of the annual net profits must be retained and booked as general legal reserves for so long as these reserves amount to less than 20% of the paid-in share capital. The reserves currently exceed this 20% threshold. Furthermore, dividends may be paid out only after shareholder approval at the Annual General Meeting.